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                                                                   Exhibit 10.22


                           TRADEMARK LICENSE AGREEMENT


         This Trademark License Agreement, is made by and between Starwood Capital Group, L.L.C., a Connecticut Limited Liability Company, with a place of business at Three Pickwick Plaza, Suite 250, Greenwich, Connecticut 06830 ("SCG"), and Starwood Lodging Trust, a Maryland real estate investment trust, with a place of business at 2231 East Camelback Road, Suite 400, Phoenix, Arizona 85016 ("SLT").

                                   WITNESSETH:

         WHEREAS, SCG is the owner, and has adopted and used in its business, in connection with real estate services, including real estate investment services, the trademark for which registration is being sought in the United States Patent and Trademark Office under the following application number (the "SCG Trademark"):

Trademark                          Application No.            Filing Date
---------                          ---------------            -----------

STARWOOD                           75/229,277                    1/22/97

         WHEREAS, SLT was the owner, adopted and used in its business, in connection with real estate services, including the acquisition of hotels, the trademark for which registration is being sought in the United States Patent and Trademark Office under the following application number (the "STARWOOD LODGING TRUST Trademarks"):

Trademark                          Application No.            Filing Date
---------                          ---------------            -----------

STARWOOD LODGING TRUST              75/200,968                   11/20/96

STARWOOD LODGING TRUST              75/352,062                   9/5/97
  and Design

         WHEREAS, SLT has adopted and used in its business, in connection with real estate services, including the acquisition of hotels, the trademark depicted on Exhibit 1 of Exhibit A attached hereto (the "Star Design Trademark") (the STARWOOD LODGING TRUST Trademarks and the Star Design Trademark are hereinafter collectively referred to as the "SLT Trademarks");

         WHEREAS, as evidenced by the Trademark Assignment Nunc Pro Tunc attached hereto as Exhibit A, which has been executed concurrently with this Trademark License Agreement, effective August 15, 1969, SLT assigned and transferred to SCG, its entire right, title, and interest in, to and under the SLT Trademarks and the applications for the STARWOOD LODGING TRUST Trademarks, together with the goodwill of the business connected with the use of and symbolized by the SLT Trademarks (the SCG Trademark and the SLT Trademarks are hereinafter collectively referred to as the "STARWOOD Trademarks");
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                                                                          121097



         WHEREAS, SLT desires to continue to use the STARWOOD Trademarks in connection with the acquisition, ownership, leasing, management, merchandising, operation and disposition of hotels and hospitality services, and of properties, entities and activities related to the acquisition, ownership, leasing, management, operation and disposition of hotels and hospitality services ("the Permitted Uses").

         WHEREAS, SCG is willing to grant to SLT the right to use the STARWOOD Trademarks subject to the terms and conditions of this Trademark License Agreement, and SLT is willing to use the STARWOOD Trademarks on all terms and conditions set forth below.

         NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants set forth herein, the parties agree as follows:

I.         GRANT OF LICENSE

         A. SCG grants to SLT the royalty-free license and right to use the STARWOOD Trademarks in connection with the Permitted Uses, exclusive to SLT and its affiliates (except only for SCG and affiliates) in North America; provided, however, that SLT shall have the right to use "Starwood" in its corporate name worldwide.

         B. The right granted in Subparagraph I(A) above shall be nondivisible and shall not be transferred, assigned or sublicensed without SCG's prior written consent, which SCG may not unreasonably withhold or delay.

         C. In the event that SLT desires to use the STARWOOD Trademarks in connection with other than Permitted Uses, it shall request a license therefor from SCG, which license SCG agrees to offer on reasonable terms based on then current prevailing market terms.

II.        USE OF THE TRADEMARKS

         A. SLT acknowledges SCG's exclusive right, title and interest in and to the STARWOOD Trademarks. SLT will not at any time do or cause to be done any act, directly or indirectly contesting or in any way impairing SCG's right, title or interest in the STARWOOD Trademarks. In connection with its Permitted Use of the STARWOOD Trademarks, SLT shall not in any manner represent that it has any ownership interest in the STARWOOD Trademarks, and SLT specifically acknowledges that its Permitted Use of the STARWOOD Trademarks shall not create any right, title or interest in the STARWOOD Trademarks. Every Permitted Use of the STARWOOD Trademarks by SLT shall inure to the benefit of SCG.

         B. Without detracting from the generality of the foregoing, it is agreed and understood by SLT that SLT does not have permission to: (1) sublicense the STARWOOD Trademarks except as provided in Paragraph I(B) above;
or (2) transfer or assign any right
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granted by this Trademark License Agreement except as provided in paragraph I(B)
above.


         C. In order to assure SCG the ability to protect the goodwill associated with the STARWOOD Trademarks and the validity and integrity of the STARWOOD Trademarks, and in order to prevent any deception to the public, SLT shall operate its business in accordance with the standards and requirements of quality which from time to time are reasonably prescribed by SCG, and shall use the STARWOOD Trademarks in a manner consistent with any format reasonably prescribed by SCG.

         D. In order to assure compliance with the quality, specifications and standards set forth by SCG, SLT shall make available to representatives of SCG, any information reasonably requested relating to such quality control or use of the STARWOOD Trademarks, and permit such representatives to inspect at reasonable times and or reasonable notice documents or things upon which the STARWOOD Trademarks are used as SCG reasonably considers necessary.

    III.     TERMS AND TERMINATION

         A. This Trademark License Agreement shall be perpetual.

         B. Notwithstanding Subparagraph III(A) above, if SLT makes any assignment of assets or business for the benefit of creditors, if a trustee or receiver is appointed to administer or conduct SLT's business or affairs, or if SLT is adjudged in any legal proceeding to be either a voluntary or involuntary bankruptcy, SCG may terminate this Trademark License Agreement upon fifteen days prior written notice.

         C. Notwithstanding Subparagraph III(A) above, if SLT breaches any of the material terms and conditions of this Trademark License Agreement, and SCG provides written notice of any such breach, SCG may terminate this Trademark License Agreement, unless SLT cures any such breach within a reasonable period after receiving written notice.

         D. Upon the termination of this Trademark License Agreement, SLT agrees to immediately discontinue all use of the STARWOOD Trademarks and will at no time adopt or use, without SCG's prior written consent, any word, phrase, symbol, logo or mark which is similar to or likely to be confusing with the STARWOOD Trademarks.

    IV.   INDEMNIFICATION

         SLT shall indemnify and hold harmless SCG, any parents, subsidiaries or affiliates of SCG and their respective officers, directors, shareholders, employees, agents, successors and assigns (collectively, the "SCG Indemnified Parties") from and against any and all costs, losses, damages, obligations, expenses, liability and/or attorneys' fees arising, directly or indirectly, by reason of any claim made or asserted against the SCG Indemnified Parties by third parties, during the term of this Trademark License Agreement or subsequent to its termination, arising out of SLT's use of the STARWOOD Trademarks or SLT's provision of services in connection with the STARWOOD Trademarks, unless such claim involves an act performed by an SCG
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Indemnified Party, or arises out of SCG's breach of this Trademark License
Agreement.

         SCG shall indemnify and hold harmless SLT, any parent, subsidiaries, affiliates or affiliates of SLT and their respective officers, directors, trustees, shareholders, employees, agents, successor and assigns (collectively the "SLT Indemnified Parties") from and against any and all costs, losses, damages, obligations, expenses, liability and/or attorneys' fees arising, directly or indirectly by reason of any claim made or asserted against the SLT Indemnified Parties by third parties, during the term of this License Agreement or subsequent to its termination, arising out of SCG's use of the STARWOOD Trademark or SCG's provision or services in connection with the Starwood trademarks, unless such claim involves an act performed by an SLT Indemnified Party or arises out of SLT's breach of this Trademark License Agreement.

V.       GOVERNING LAW

         This Trademark License Agreement shall be subject to and governed by the substantive law of the State of Connecticut, United States of America, without regard to principles of choice of law.

VI.      ENTIRE AGREEMENT

         This Trademark License Agreement including its attachments constitutes the entire agreement between the parties and contains all of the agreement between the parties with respect to the subject matter of this Trademark License Agreement. This Trademark License Agreement supersedes any and all other agreements, either oral or written, between the parties with respect to the subject matter of this Trademark License Agreement. No change or modification of this Trademark License Agreement shall be valid unless the same shall be in writing and signed by the parties.

VII.     SEVERABILITY

         If any provisions of this Trademark Settlement Agreement, or the application of any such provisions to the parties hereto, shall be held by a court of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Trademark License Agreement shall nevertheless be valid, enforceable and shall remain in full force and effect, and shall not be affected, impaired or invalidated in any manner.

VIII.    CONSTRUCTION

         This Trademark License Agreement shall be construed without regard to the party or parties responsible for the preparation of the Trademark License Agreement and shall be deemed as prepared jointly by the parties. Any ambiguity or uncertainty existing herein shall not be interpreted or construed against any party.
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IX.      EFFECTIVE DATE

         This Trademark License Agreement shall be binding on the parties at the time the last of them executes it below, which shall be the effective date of this Trademark License Agreement.


X.       COUNTERPARTS

         This Trademark License Agreement may be executed in counterparts.

XI.      HEADINGS

         The headings in this Trademark License Agreement are inserted for convenience only and are not to be considered in the interpretation or construction of the provisions of this Trademark License Agreement.

XII.     NOTICES

         All notices called for in this Trademark License Agreement shall be deemed to be sufficiently given if sent by registered or certified mail return receipt requested to the other party at the above-referenced address or at such other address as the party may designate in writing. Any such notice shall be effective and deemed received when the return receipt is presented to the addressee for execution.

XIII.    AUTHORITY

         The signatories respectively represent and warrant that they have full authority to enter into this Trademark License Agreement on behalf of the entity for which they have signed.

XIV.     DISCLAIMER

         The name "Starwood Lodging Trust" is the designation of Starwood Lodging Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1996 as amended and restated, and all Persons dealing with Starwood Lodging Trust must look solely to Starwood Lodging Trust's property for the enforcement of any claims against Starwood Lodging Trust, as the Trustees, officers, agents and security holders of Starwood Lodging Trust assume no personal obligations of Starwood Lodging Trust, and their respective properties shall not be subject to claims of any Person relating to such obligation.


Dated:____________                                STARWOOD CAPITAL GROUP, L.L.C.


                                                  By:
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                                     Name:

                                     Title:





Dated:____________                   STARWOOD LODGING TRUST


                                     By:

                                     Name:

                                     Title:
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                          TRADEMARK ASSIGNMENT NUNC PRO TUNC          EXHIBIT A

         WHEREAS, Starwood Lodging Trust, a Maryland real estate investment trust, with a place of business at 2231 East Camelback Road, Suite 400, Phoenix, Arizona 85016 ("Assignor"), has adopted and used in its business, since as early as August 15, 1969, in connection with real estate services, including the acquisition, ownership, leasing, management, merchandising, promotion, operation and disposition of hotels and hospitality services, and of properties, entities and activities related to the acquisition, ownership, leasing, management, merchandising, promotion, operation and disposition of hotels and hospitality services ("the Permitted Uses"), the trademark for which registration is being sought in the United States Patent and Trademark Office under the following application number (the "STARWOOD LODGING TRUST Trademarks"):

Trademark                          Application No.          Filing Date
---------                          ---------------          -----------


STARWOOD LODGING TRUST             75/200,968                   11/20/96

STARWOOD LODGING TRUST             75/352,062                   9/5/97
  and Design

         WHEREAS, SLT has adopted and used in its business, since at least as early as August 15, 1969, in connection with real estate services, including the acquisition of hotels, the trademark depicted on Exhibit 1 attached hereto (the "Star Design Trademark") (the "STARWOOD LODGING TRUST Trademarks and the Star Design Trademark are hereinafter collectively referred to as the "Trademarks");

         WHEREAS, Starwood Capital Group, L.L.C., a Connecticut Limited Liability Company, with a place of business at Three Pickwick Plaza, Suite 250, Greenwich, Connecticut 06830 ("Assignee"), is desirous of acquiring the Trademarks;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of
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which is hereby acknowledged, Assignor hereby sells, assigns and transfers to
Assignee, effective August 15, 1969, the entire right, title, and interest in, to and under the Trademarks and the applications for the STARWOOD LODGING TRUST Trademarks, which are listed above, together with the goodwill of the business connected with the use of and symbolized by the Trademarks and the right to sue for past, present and future infringement thereof.

         The name "Starwood Lodging Trust" is the designation of Starwood Lodging Trust and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1996 as amended and restated, and all Persons dealing with Starwood Lodging Trust must look solely to Starwood Lodging Trust's property for the enforcement of any claims against Starwood Lodging Trust, as the Trustees, officers, agents and security holders of Starwood Lodging Trust assume no personal obligations of Starwood Lodging Trust, and their respective properties shall not be subject to claims of any Person relating to such obligation.



                                           STARWOOD LODGING TRUST


                                      By:

                                      Name:

                                      Title:

                                      Date:
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                                    EXHIBIT 1
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STATE OF ______________)
                                    ) SS
COUNTY OF ____________)


         On this ___ day of ___________, 1997, before me appeared
_______________________, the person who signed this instrument, who acknowledged that (s)he signed it as a free act on behalf of the identified corporation with authority to do so.



                                  Notary Public